UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 26, 2024
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

GATX Corporation (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) on April 26, 2024. Of the 35,538,117 shares outstanding on the record date and entitled to vote at the Annual Meeting, 34,093,096 shares were present in person or by proxy, constituting a quorum of 95.93 percent. At the Annual Meeting, the shareholders of the Company considered and voted upon the following three proposals, each of which is described in detail in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal 1 - Election of Directors

Each of the nine individuals named below was elected to serve on the Company's Board of Directors until the Company's 2025 annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death or resignation, by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Diane M. Aigotti	32,817,021	78,234	21,488	1,176,353
Anne L. Arvia	31,155,924	1,736,584	24,335	1,176,353
Shelley J. Bausch	32,857,278	40,033	19,432	1,176,353
John M. Holmes	32,862,674	36,305	17,764	1,176,353
Robert C. Lyons	31,334,806	1,557,985	23,952	1,176,353
James B. Ream	31,231,227	1,660,038	25,478	1,176,353
Adam L. Stanley	32,812,570	86,287	17,886	1,176,353
David S. Sutherland	30,967,764	1,925,391	23,588	1,176,353
Paul G. Yovovich	30,846,038	2,047,185	23,520	1,176,353

Proposal 2 - Advisory Resolution on Executive Compensation

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement, by the following vote:

For	Against	Abstain	Broker Non-Votes
32,049,856	795,618	71,269	1,176,353

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the following vote:

For	Against	Abstain	Broker Non-Votes
32,355,529	1,705,636	31,931	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Brian L. Glassberg
Brian L. Glassberg
Executive Vice President, General Counsel
and Secretary
April 30, 2024